January 31, 2019

Supplement

SUPPLEMENT DATED JANUARY 31, 2019 TO THE PROSPECTUSES OF
Morgan Stanley European Equity Fund Inc., dated February 28, 2018
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2018
Morgan Stanley Mortgage Securities Trust, dated February 28, 2018
Morgan Stanley Multi Cap Growth Trust, dated March 30, 2018, as amended on April 30, 2018
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2018

The following is hereby added as the second paragraph of the section of each Prospectus entitled "Fund Summary—Fees and Expenses":

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund's principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Effective February 1, 2019, the following is hereby added as the third paragraph of the section of each Prospectus entitled "Shareholder Information—Share Class Arrangements":

A shareholder currently holding a Class of shares of the Fund in a Merrill Lynch Advisory Program (as defined herein) account may have such shares converted by Merrill Lynch to an eligible Class of shares of the Fund for a Merrill Lynch brokerage account upon the transfer of the shares of the Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new Class may be higher than those of the previously held Class.

The following is hereby added as the second paragraph of the section of each Prospectus entitled "Shareholder Information—Share Class Arrangements—Class C Shares—Conversion Feature":

After 10 years, Class C shares generally will convert automatically to Class A shares of the Fund with no initial sales charge, provided that the Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least 10 years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain intermediaries who hold such shares in an omnibus and do not track participant level share lot aging to facilitate such a conversion. The 10-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the 10-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. A conversion of shares of one Class directly for shares of another Class of the same Fund normally should not be taxable for federal income tax purposes.

The following is hereby added to the end of the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts":

Raymond James

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

•  Shares purchased in an investment advisory program

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•  A shareholder in the Fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on A, B and C Shares available at Raymond James

•  Death or disability of the shareholder

•  Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•  Return of excess contributions from an IRA Account

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Fund's Prospectus

•  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•  Shares acquired through a right of reinstatement

Front-end Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation

•  Breakpoints as described in this Prospectus

•  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Please retain this supplement for future reference.

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